AMENDMENT AGREEMENT NO. 5

         THIS AMENDMENT AGREEMENT NO. 5 (the "Amendment Agreement") is made and entered into as of this 15th day of May, 1996, effective as of March 15, 1996, by and among WORLD FUEL SERVICES CORPORATION (formerly "International Recovery Corp."), a Florida corporation having its principal place of business in Miami Springs, Florida (the "Borrower"), each of the undersigned guarantors (each a "Guarantor" and collectively the "Guarantors"), and NATIONSBANK, NATIONAL ASSOCIATION (SOUTH), successor to NationsBank of Florida, National Association, a national banking association and successor by merger to Citizens & Southern National Bank of Florida (the "Lender"). Unless the context otherwise requires, all terms used herein without definition shall have the respective definitions provided therefor in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors and the Lender have entered into that certain Revolving Loan Agreement and Credit Facility dated as of March 1, 1991, as amended by First Amendment to Revolving Loan Agreement and Credit Facility dated April 13, 1993, that certain Letter Agreement dated January 21, 1994, that certain Letter Agreement dated October 3, 1994 and as further amended by that Consolidated Amendment Agreement No. 3 dated May 5, 1995, and Amendment Agreement No. 4 dated September 25, 1995, whereby the Lender has made revolving credit loans to the Borrower (as so amended and as at any time hereafter amended, restated, modified or supplemented, the "Credit Agreement"); and

         WHEREAS, each of the Guarantors has executed in favor of the Lender a Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the Borrower's obligations under the Loan Documents (each a "Guaranty" and collectively the "Guaranties"); and

         WHEREAS, the Borrower has requested certain amendments to

the Credit Agreement; and

         WHEREAS, the Lender is willing to so amend the Credit
Agreement upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and conditions herein set forth, it is hereby agreed as follows:

         1. CREDIT AGREEMENT AMENDMENT. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the effective date hereof as specified above, as follows:

                  (a) Section 1 thereof is hereby amended to include the following definitions, which definitions shall be added in alphabetical order therein and the subsections thereof renumbered accordingly:


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                  "'WFI' means World Fuel International, a corporation organized under the laws of Costa Rica and a wholly-owned Subsidiary of the Borrower; WFI also operates under the name 'Petromundo Internacional, S.A.'"

                  "'WFI Capitalization' means, at any time at which the amount thereof is to be determined, (A) the sum of (i) all indebtedness for borrowed money of WFI (excluding current liabilities of WFI other than current maturities of indebtedness for borrowed money having a maturity of more than one year from the date of its creation or that is renewable or extendable at the option of WFI to a date more than one year from the date of its creation) PLUS (ii) the face amount of all outstanding standby letters of credit issued for the account of WFI (whether as the sole applicant or a co-applicant therefor) and all obligations of WFI arising in connection with such letters of credit, PLUS (B) the sum of
                  (i) the amount of issued and outstanding share capital of WFI, PLUS (ii) the amount of additional paid-in capital and retained income of WFI (or, in the case of a deficit, minus the amount of such deficit), PLUS (iii) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment) MINUS (iv) the book value of any treasury stock and the book value of any stock subscription receivables of WFI, all as determined in accordance with Generally Accepted Accounting Principles applied on a Consistent Basis."

                  (b) The definition of "Guarantors" in Section 1 is amended by adding at the end thereof the following: "; provided, however, WFI shall not be a Guarantor for any purpose unless and until WFI shall be required to deliver its Guaranty in accordance with the last paragraph of Section 8.18 hereof;"

                  (c) The first three lines and subsection (a) of Section 4.2 are hereby amended to read as follows:

                           "4.2 STANDBY LETTERS OF CREDIT. Provided there exists
                  no Event of Default, Bank will issue Standby Letters of Credit upon application of the Borrower, or if such Standby Letter of Credit is to be issued for the account or benefit of a Subsidiary of the Borrower, upon application of both the Borrower and such Subsidiary subject to the following:

                                    (a) Borrower makes (or in the case of a
                           Standby Letter of Credit to be issued for the account or benefit of a Subsidiary of the Borrower, the Borrower and such Subsidiary jointly and severally as co-applicants make) an appropriate

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                           application for each such Standby Letter of Credit
                           on Bank's Application and Agreement for Standby Letters of Credit at least two business days prior to the requested issue date;"

                  (d) The first four lines and subsection (a) of Section 4.3 are hereby amended to read as follows:

                           "4.3 DOCUMENTARY LETTERS OF CREDIT. Provided there
                  exists no Event of Default, Bank will issue Documentary Letters of Credit upon application of the Borrower, or if such Documentary Letter of Credit is to be issued for the account or benefit of a Subsidiary of the Borrower, upon application of both the Borrower and such Subsidiary subject to the following:

                                    (a) Borrower makes (or in the case of a
                           Documentary Letter of Credit to be issued for the account or benefit of a Subsidiary of the Borrower, the Borrower and such Subsidiary jointly and severally as co-applicants make) an appropriate application for each such Documentary Letter of Credit on Bank's Application and Agreement for Commercial Credit at least two business days prior to the requested issue date;"

                  (e) By its execution hereof, Borrower hereby acknowledges and agrees that it is jointly and severally liable for all reimbursement and other obligations with respect to Letters of Credit previously issued or to be issued for the account of any Subsidiary as if and to the same extent as if Borrower were the sole applicant therefor, and that any Letters of Credit issued on application of a Subsidiary or the joint application of the Borrower and a Subsidiary shall be subject to all the terms of the Credit Agreement, including without limitation applicable sublimits.

                  (f) Section 8.18 is amended by adding a new paragraph at the end thereof, which shall read as follows:

                           "Notwithstanding the foregoing provisions of this
                  Section 8.18, the Borrower shall not be required to cause the Guaranty and related documents of or pertaining to WFI to be executed and delivered by or on behalf of WFI until the earlier to occur of the following: (i) the date upon which the amount of shareholders equity of WFI (calculated in the manner described in clause (B) of the definition of "WFI Capitalization" contained in Section 1 hereof) equals or exceeds 25% of Consolidated Shareholders' Equity, or (ii) the date upon which the sum of the aggregate Advances (cumulatively from January 1, 1996) plus the aggregate face amount of all outstanding Letters of Credit in each case made or issued to fund


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

                  contributions, loans or advances to, investments in, or operations at, WFI, shall exceed $10,000,000."

                  (g) Section 9.1 and 9.8 are each hereby amended to the extent necessary to permit the Borrower to create WFI, to make an equity investment therein, to make loans (including from proceeds of Advances) to WFI, and to transfer the assets more particularly described on
         Schedule 1 attached hereto to WFI.

                  (h) Section 9.7 is amended by adding the following sentence at the end of such Section:

                  "Notwithstanding the foregoing, Borrower shall not permit WFI to incur indebtedness other than (i) to the Bank, (ii) to the Borrower in connection with intercompany loans, (iii) trade credit incurred in the ordinary course of business, and (iv) additional unsecured indebtedness in connection with its operations in the ordinary course of business not to exceed $1,000,000 outstanding in the aggregate at any time; provided that the incurring of such indebtedness does not cause, create or result in the occurrence of an Event of Default hereunder."

                  (i) A new Section 9.17 is hereby added, which shall read as follows:

                  "9.17 WFI CAPITALIZATION. Permit the initial WFI Capitalization (to be determined following the completion of all investments in, loans to, and transfers of assets to WFI expressly permitted by Sections 9.1 and 9.8, as amended, and prior to the commencement of operations of WFI) to exceed $14,000,000."

                  (j) Section 11.2 is amended by adding the following sentence at the end thereof:

                  "Notwithstanding the foregoing provisions of this Section 11.2, the rights and remedies provided with respect to the Subsidiaries and their assets (including without limitation bank accounts, certificates of deposit and other investments), shall be applicable to and available against WFI only from the date WFI shall be required to become a Guarantor in accordance with the last paragraph of Section 8.18 hereof."

         (k) Section 12.8 is amended by adding immediately after the word "Subsidiary" in line 1 the phrase, ", other than WFI,".

         2. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Amendment Agreement, the Borrower hereby represents and warrants that the Credit Agreement has been re- examined by the Borrower and that except as disclosed by the Borrower in writing to the Lender as of the date hereof:

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

                  (a) The representations and warranties made by the Borrower in Section 10 thereof are true on and as of the date hereof;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent consolidated financial statements of the Borrower and its Subsidiaries delivered to the Lender under Section
         8.3 thereof, other than changes in the ordinary course of business;

                  (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent consolidated financial statements of the Borrower and its Subsidiaries delivered to the Lender under Section 8.3 thereof, have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

                  (d) After giving effect to this Amendment Agreement, no condition exists which, upon the effectiveness of the amendment contemplated hereby, would constitute a Default or an Event of Default on the part of the Borrower under the Credit Agreement or the other Loan Documents, either immediately or with the lapse of time or the giving of notice, or both.

         3.       CONDITIONS PRECEDENT. The effectiveness of this
Amendment Agreement is subject to the receipt by the Lender of the following:

                  (a) four counterparts of this Amendment Agreement duly executed by all signatories hereto;

                  (b) resolutions of the Board of Directors or other governing body of the Borrower and the Guarantors approving this Amendment Agreement certified by the Secretary of such Borrower or Guarantor;

                  (c) copies of all additional agreements, instruments and documents which the Lender may reasonably request, such documents, when appropriate, to be certified by appropriate governmental authorities.

All proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Lender and its counsel.

         4. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such

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

subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         5. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         6. COUNTERPARTS. This Amendment Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         7. GOVERNING LAW. THIS AMENDMENT AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF FLORIDA, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY (i) SUBMITS TO THE JURISDICTION AND VENUE OF THE STATE AND FEDERAL COURTS OF FLORIDA FOR THE PURPOSES OF RESOLVING DISPUTES HEREUNDER OR UNDER ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY OR FOR PURPOSES OF COLLECTION AND (ii) TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, WAIVES TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

         8. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         9. CREDIT AGREEMENT. All references in any of the Loan Documents to the Credit Agreement shall mean and include the Credit Agreement as amended hereby.

         10. GUARANTORS. Each of the Guarantors joins in the execution of this Amendment Agreement for the purpose of (i) consenting to the amendment hereby of the Credit Agreement, (ii) acknowledging, confirming and agreeing that the obligations and liabilities of the Borrower with respect to all Letters of Credit, including those issued for the account of any Subsidiary or jointly for the account of any Subsidiary and the Borrower, shall constitute part of the Borrower's Liabilities as defined in the

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

Guaranty of such Subsidiary, and (iii) confirming its obligations under the Guaranty to which it is a party.

         11. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrower, the Lender and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrower, without the prior consent of the Lender, may not assign any rights, powers, duties or obligations hereunder.

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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                             BORROWER:

                                             WORLD FUEL SERVICES CORPORATION

                                             By:  /S/ ROBERT S. TOCCI
                                                  -----------------------------
                                                  Robert S. Tocci
                                                  Executive Vice President

                              SIGNATURE PAGE 1 OF 3

                        GUARANTORS:

                        ADVANCE PETROLEUM, INC., a Florida
                         corporation

                        INTERNATIONAL PETROLEUM CORPORATION,
                         a Florida corporation

                        INTERNATIONAL PETROLEUM CORPORATION
                         OF LA, a Louisiana corporation

                        INTERNATIONAL PETROLEUM CORPORATION
                         OF LAFAYETTE, a Louisiana corporation

                        INTERNATIONAL ENVIRONMENTAL SERVICES,
                         INC., a Florida corporation

                        RESOURCE RECOVERY OF AMERICA, INC.,
                         a Florida corporation

                        CHEROKEE GROUP, INC., a Florida
                         corporation

                        INTERNATIONAL PETROLEUM CORPORATION
                         OF GEORGIA, a Georgia corporation

                        INTERNATIONAL PETROLEUM CORPORATION
                         OF MARYLAND, a Maryland corporation

                        INTERNATIONAL PETROLEUM CORPORATION
                         OF DELAWARE, a Delaware corporation

                        ADVANCE AVIATION SERVICES, INC.,
                         a Florida corporation

                        WORLD FUEL SERVICES, INC., a Texas
                         corporation

                        WORLD FUEL SERVICES, LTD., a
                         United Kingdom corporation

                        RESOURCE RECOVERY MID SOUTH, INC.,
                         a Virginia corporation

                        RESOURCE RECOVERY ATLANTIC, INC.,
                         a Delaware corporation

                        TRANS-TEC SERVICES PTE INC., a Delaware
                         corporation

                        TRANS-TEC SERVICES (UK) LTD, a
                         United Kingdom corporation

                        TRANS-TEC SERVICES (SINGAPORE) PTE LTD,
                         a Singapore corporation

                        WORLD FUEL SERVICES, (SINGAPORE) LTD,
                        a   Singapore corporation

                        AIR TERMINALING INC., a Florida
                         corporation

                        INTERNATIONAL PETROLEUM CORPORATION
                        OF PENNSYLVANIA, a Pennsylvania
                         corporation

                        PETRO SERVICIOS DE MEXICO S.A. DE
                        CV, a Mexico corporation

                        By:      /S/ ROBERT S. TOCCI
                                 ----------------------------------------------
                                 Robert S. Tocci, Executive Vice
                                 President of World Fuel Services
                                 Corporation, as attorney-in-fact

                              SIGNATURE PAGE 2 OF 3

                        LENDER:

                        NATIONSBANK, NATIONAL ASSOCIATION
                        (SOUTH)

                        By: /S/ STEPHEN HANAS
                            ---------------------------------------------------
                            Name:  STEPHEN HANAS
                                   --------------------------------------------
                            Title: Vice President

                              SIGNATURE PAGE 3 OF 3